Exhibit 99.2

[NOTE TO READERS: CERTAIN OF THE MODIFICATIONS TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT CONTAINED HEREIN ARE NOT CURRENTLY IN EFFECT AND WILL TAKE EFFECT IF AN ONLY IF CERTAIN EVENTS OCCUR IN THE FUTURE AS SET FORTH HEREIN.]

June 17, 2002

Lenders under the Amended and Restated Revolving
Credit Agreement dated as of November 30, 1998, as
amended, among Milacron Inc. ("Milacron"),
Milacron Kunststoffmaschinen Europa GmbH,
Milacron Metalworking Technologies Holding
GmbH and Milacron B.V., the lending institutions
from time to time party thereto (individually,
a "Lender" and collectively, the "Lenders"),
Deutsche Bank Trust Company Americas (formerly known
as Bankers Trust Company), as arranger and
administrative agent (the "Agent"), and PNC
Bank, as documentation agent (the "Credit Agreement").

c/o Deutsche Bank Trust Company Americas, as the Agent
130 Liberty Street
New York, New York 10006
Attention: Maria Pina

Ladies and Gentlemen:

     Milacron will on the date of this letter agreement (this "Letter Agreement") sign a definitive agreement with respect to the sale of the metalcutting tools business (other than the round tools business) organized within or owned or operated by Valenite Inc. Capitalized terms used and not otherwise defined in this Letter Agreement shall have the meanings assigned to them in the Credit Agreement or in the Letter Agreement dated as of May 3, 2002 (the "Widia Letter Agreement") among Milacron, Milacron Kunststoffmaschinen Europa GmbH, Milacron Metalworking Technologies Holding GmbH and Milacron B.V., the Lenders (as defined therein), Deutsche Bank Trust Company Americas, as Agent, and PNC Bank, as documentation agent.

     Pursuant to Section 11.2 of the Credit Agreement, each of the Lenders and the Agent hereby agrees that sub-paragraph (c) of clause (3) of the fourth paragraph of the Widia Letter Agreement is hereby amended by replacing "$2.7 million" with "$0.7 million", "$19.1 million" with "$5.1 million" and "$39.0 million" with "$15.0 million".

     The execution, delivery and effectiveness of this Letter Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party under the Credit Agreement. This Letter Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which together shall constitute one and the same Letter Agreement. This Letter Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflict of laws. This Letter Agreement may only be amended or modified in a writing signed by Milacron and each of its Subsidiaries party hereto and the Agent and the Requisite Lenders. This Letter Agreement is not intended to and shall not confer or create any right or benefit in favor of any Person other than Milacron, the Lenders and the Agent or create any obligation or liability in favor of any Person other than Milacron, the Lenders or the Agent. Milacron shall not assign, transfer or otherwise convey, in whole or in part, this Letter Agreement or any of its rights hereunder or in respect of any obligation or liability of the Agent or any Lender hereunder without the prior written consent of the Agent and the Requisite Lenders.

     Please sign and return one copy of this Letter Agreement to Deutsche Bank Trust Company Americas, as Agent, at the address set forth above. This Letter Agreement shall become effective when Deutsche Bank Trust Company Americas, as Agent, shall have received counterparts hereof, duly executed by Milacron and the subsidiaries of Milacron set forth below, on the one hand, and the Requisite Lenders, on the other hand.

Sincerely, MILACRON INC.

		by	/s/ Ronald D. Brown

Name: Ronald D. Brown Title: Chairman, President and Chief Executive Officer

MILACRON KUNSTSTOFFMASCHINEN EUROPA GMBH

		by	/s/ Ronald D. Brown

Name: Ronald D. Brown Title: On the basis of Power of Attorney dated as of June 17, 2002.

MILACRON METALWORKING TECHNOLOGIES HOLDING GMBH

		by	/s/ Ronald D. Brown

Name: Ronald D. Brown Title: On the basis of Power of Attorney dated as of June 17, 2002.

MILACRON B.V.

		by	/s/ Ronald D. Brown

Name: Ronald D. Brown Title: On the basis of Power of Attorney dated as of June 17, 2002.

Accepted and agreed as of the first date set forth above;

ABN AMRO BANK N.V., as a lender		FIRSTAR BANK, National Association, as a lender

by		by	/s/ Douglas S. Dunbar

	Name: Title:		Name: Douglas S. Dunbar Title: Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a lender and as the Agent		KEYBANK NATIONAL ASSOCIATION, as a lender

by	/s/ Clark G. Peterson	by	/s/ Marvin S. Kodish

	Name: Clark G. Peterson Title: Vice President		Name: Marvin S. Kodish Title: Senior Vice President

BANK ONE, INDIANA, N.A. as a lender		J.P. MORGAN CHASE BANK (f/k/a) MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a lender

by		by

	Name: Title:		Name: Title:

COMERICA BANK, as a lender		PNC BANK, NATIONAL ASSOCIATION, as a lender

by	/s/ Jennifer Pugliano	by	/s/ John L. Noelcke

	Name: Jennifer Pugliano Title: Account Officer		Name: John L. Noelcke Title: Senior Vice President

CREDIT SUISSE FIRST BOSTON as a lender		GE CAPITAL CFE, INC., as a lender

by		by

	Name: Title:		Name: Title:

FIFTH THIRD BANK, as a lender

by	/s/ Megan S. Heisel

Name: Megan S. Heisel Title: Assistant Vice President